Exhibit 10.6

FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

This First Amendment to Guarantee and Collateral Agreement (this "Amendment") dated as of as of April 29, 2005 is entered into by and among Circuit Research Labs, Inc., an Arizona corporation ("Parent"), CRL Systems, Inc., a Nevada corporation (the "Borrower") and Harman Pro North America, Inc. (successor-in-interest to Harman Acquisition Corp. (f/k/a Orban, Inc.)), a Delaware corporation (together with its successors and assigns, "Lender").

RECITALS

A.

Parent and the Borrower have executed a Guarantee and Collateral Agreement dated as of May 31, 2000 (the "Guarantee and Collateral Agreement") in favor of the Lender.

B.

The Guarantee and Collateral Agreement was executed and delivered in connection with the Credit Agreement dated as of May 31, 2000 (the "Original Credit Agreement") between the Borrower and the Lender, as amended by the First Extension Agreement, dated as of September 29, 2000, the Second Extension Agreement, dated as of November 28, 2000, the Third Extension Agreement, dated as of January 18, 2001, the Fourth Extension Agreement, dated as of February 22, 2001, the Tranche A Extension Agreement, dated as of March 30, 2001, and the Tranche A Note and Tranche B Note Extension Agreement, dated as of April 16, 2001 (collectively, the "Extension Agreements"), the Amendment to Credit Agreement, dated as of October 1, 2001 (the "First Amendment to Credit Agreement"), the Second Amendment to Credit Agreement, dated as of March 1, 2002 (the "Second Amendment to Credit Agreement"), and the Third Amendment to Credit Agreement, dated as of April 29, 2005 (the "Third Amendment to Credit Agreement") (the Original Credit Agreement, as amended by the First Amendment to Credit Agreement, the Second Amendment to Credit Agreement, the Third Amendment to Credit Agreement and the Extension Agreements, being referred to herein as the "Credit Agreement").

C.

In connection with the Third Amendment to Credit Agreement, the Borrower, Parent and Lender desire, subject to the conditions set forth in this Amendment, to amend the Guarantee and Collateral Agreement.

NOW THEREFORE, IN CONSIDERATION of the mutual covenants and agreements contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

AGREEMENT

1.

Subject to the satisfaction of the terms and conditions specified in Section 9 of the Third Amendment to Credit Agreement, the Guarantee and Collateral Agreement is hereby amended, effective as of October 1, 2004 (the "Effective Date"), as follows:

(a)

Section 1.1 of the Guarantee and Collateral Agreement is hereby amended by (i) deleting the word "Notes" in each instance where it appears in the definition of "Borrower Obligations" and inserting in lieu thereof the word "Note" and (ii)

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adding the following defined term thereto (in corresponding alphabetical order therein):

""Organizational Documents" means, as to any Person, as applicable, its certificate of incorporation, by-laws, certificate of partnership, partnership agreement, trust agreement, certificate of formation, limited liability agreement and all shareholder agreements, voting trusts and similar arrangements applicable to any of such Person's equity interests."

(b)

Section 4.6 of the Guarantee and Collateral Agreement is hereby amended by adding the following new clauses (d) and (e) to the end thereof to read as follows:

"(d)

There are no outstanding preemptive rights, warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, Pledged Stock.

(e)

Without limiting the generality of Section 4.6(d), no consent of any Person, including any other general or limited partner, any other member of a limited liability company, any other shareholder or any other trust beneficiary is necessary or desirable in connection with the creation, perfection or first priority status of the security interest of the Lender hereunder in any Pledged Stock or the exercise by the Lender of the voting or other rights provided for in this Agreement or the exercise of remedies in respect thereof."

(c)

Section 4.8 of the Guarantee and Collateral Agreement is hereby amended by adding the following new clauses (f) and (g) to the end thereof to read as follows:

"(f)

Such Grantor has made or performed all filings, recordings and other acts and has paid all required fees and taxes to maintain and protect its interest in each and every item of Intellectual Property in full force and effect throughout the world, and to protect and maintain its interest therein including, without limitation, recordations of any of its interests in the Patents and Trademarks with the U.S. Patent and Trademark Office and in corresponding national and international patent offices, and recordation of any of its interests in the Copyrights with the U.S. Copyright Office and in corresponding national and international copyright offices.  Such Grantor has used proper statutory notice in connection with its use of each Patent, Trademark and Copyright.

(g)

With respect to each Copyright License, Trademark License and Patent License to which such Grantor is a party:  (i) such license is valid and binding and in full force and effect and represents the entire agreement between the respective licensor and licensee with respect to the subject matter of such license; (ii) such license will not cease to be valid and binding and in full force and effect on terms identical to those currently in effect as a result of the rights

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and interests granted herein, nor will the grant of such rights and interests constitute a breach or default under such license or otherwise give the licensor or licensee a right to terminate such license; (iii) such Grantor has not received any notice of termination or cancellation under such license; (iv) such Grantor has not received any notice of a breach or default under such license, which breach or default has not been cured; (v) such Grantor has not granted to any other third party any rights, adverse or otherwise, under such license; and (vi) such Grantor is not in breach or default under such license, and no event has occurred that, with notice and/or lapse of time, would constitute such a breach or default or permit termination, modification or acceleration under such license."

(d)

Section 5.8 of the Guarantee and Collateral Agreement is hereby amended by adding the following new clauses (d) and (e) to the end thereof to read as follows:

"(d)

Such Grantor shall comply with all of its obligations under each Organizational Document relating to Pledged Stock and shall enforce all of its rights with respect to any Investment Property.

(e)

Without the prior written consent of the Lender, such Grantor shall not vote to enable, consent to or take any other action to:  (i) amend or terminate any Organizational Document in any way that materially changes the rights of such Grantor with respect to any Investment Property or adversely affects the validity, perfection or priority of the Lender's security interest hereunder, (ii) other than as expressly permitted under the Credit Agreement, permit any Issuer of any Pledged Stock to dispose of all or a material portion of its assets, or (iii) waive any default under or breach of any terms of any Organizational Document relating to the Issuer of any Pledged Stock or the terms of any Pledged Stock."

(e)

Section 5.14 of the Guarantee and Collateral Agreement is hereby amended by deleting the word "Notes" from the tenth line thereof and inserting in lieu thereof the word "Note."

(f)

Section 8.15 of the Guarantee and Collateral Agreement is hereby amended by deleting the word "Notes" from the first line thereof and substituting in lieu thereof the word "Note."

(g)

Schedule 1 to the Guarantee and Collateral Agreement is hereby amended and restated in its entirety to read as Schedule A attached hereto and made a part hereof.

(h)

Schedule 2 to the Guarantee and Collateral Agreement is hereby amended and restated in its entirety to read as Schedule B attached hereto and made a part hereof.

(i)

Schedule 3 to the Guarantee and Collateral Agreement is hereby amended and restated in its entirety to read as Schedule C attached hereto and made a part hereof.

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(j)

Schedule 4 to the Guarantee and Collateral Agreement is hereby amended and restated in its entirety to read as Schedule D attached hereto and made a part hereof.

(k)

Schedule 5 to the Guarantee and Collateral Agreement is hereby amended and restated in its entirety to read as Schedule E attached hereto and made a part hereof.

(l)

Schedule 6 to the Guarantee and Collateral Agreement is hereby amended and restated in its entirety to read as Schedule F attached hereto and made a part hereof.

2.

The Borrower and Parent each hereby covenant and agree that (a) neither Orban Europe GmbH, a German corporation nor CRL International, Inc., a Guam corporation (each an "Existing Foreign Subsidiary") is an Excluded Foreign Subsidiary under the Guarantee and Collateral Agreement; (b) each of them shall, substantially contemporaneously with the execution and delivery of this Amendment, (i) cause each Existing Foreign Subsidiary to execute and deliver to the Lender an Assumption Agreement in the form of Exhibit A attached hereto (each an "Assumption Agreement"), (ii) deliver to the Lender certificates representing that portion of the Capital Stock of each Existing Foreign Subsidiary constituting Collateral under the Guarantee and Collateral Agreement, together with undated stock powers executed in blank by a duly authorized officer of the Borrower (in the case of the Pledged Stock of CRL International, Inc.) or CRL International, Inc. (in the case of the Pledged Stock of Orban Europe GmbH), in each case in form and substance satisfactory to the Lender and (iii) deliver to the Lender certified copies of the Organizational Documents and other certificates of or in respect of each Existing Foreign Subsidiary evidencing such Existing Foreign Subsidiary's respective legal existence and good standing in its jurisdiction of incorporation or organization; and (c) at any time and from time to time, upon the written request of the Lender, and at the sole cost and expense of the Borrower and Parent, to promptly and duly execute and deliver, and to record or file (or cause to be recorded or filed), any and all such additional agreements, instruments, documents, certificates and Organizational Documents reasonably requested by the Lender in connection with the Assumption Agreements and the Existing Foreign Subsidiaries, and to take such further actions as the Lender may reasonably request, in each case for the purpose of creating and perfecting Liens in favor of the Lender in that portion of the Capital Stock of each Existing Foreign Subsidiary constituting Collateral under the Guarantee and Collateral Agreement and all other present and future property of each Existing Foreign Subsidiary.

3.

The Borrower and Parent each hereby acknowledge and agree that (a) this Amendment and each Assumption Agreement (collectively, the "Amendment Documents") is and shall constitute a Loan Document in all respects and for all purposes and (b) the failure of the Borrower, Parent or any Existing Foreign Subsidiary (each a "Transaction Party") to fulfill any of its respective obligations under the Amendment Document to which it is a party in accordance with its respective terms shall constitute an Event of Default under the Credit Agreement.

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4.

The Borrower and Parent each hereby jointly and severally (a) acknowledge and agree that the Borrower Obligations (as amended by this Amendment), including, without limitation, all obligations, liabilities and indebtedness evidenced by the Secured Demand Promissory Note (as defined in the Third Amendment to Credit Agreement) are valid, binding and enforceable obligations of the Borrower; (b) acknowledge and agree that the Guarantor Obligations (as increased and extended by the Third Amendment to Credit Agreement and this Amendment), including without limitation all obligations, liabilities and indebtedness evidenced by the Secured Demand Promissory Note (as defined in the Third Amendment to Credit Agreement) are valid, binding and enforceable obligations of the Parent; (c) acknowledge, confirm, reaffirm and ratify the Guarantee and Collateral Agreement and the other Security Documents, all of the Borrower Obligations and Guarantor Obligations and all of the Borrower's and Parent's other respective liabilities, indebtedness and obligations to Lender under the Guarantee and Collateral Agreement, the Credit Agreement and the other Loan Documents in all respects and for all purposes; (d) acknowledge and agree that all such Obligations and such other liabilities, indebtedness and obligations are not subject to any claim, offset, recoupment, defense or counterclaim; and (e) acknowledge, agree, confirm, reaffirm and ratify that all of the Liens and security interests created and/or arising under the Guarantee and Collateral Agreement and the other Security Documents are valid, binding and enforceable Liens and remain in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, and have the same perfected status, extent and priority as existed immediately prior to the effectiveness of the Third Amendment to Credit Agreement and this Amendment, after giving effect to the Third Amendment to Credit Agreement and this Amendment, as collateral security for the Obligations, and that none of such Liens is subject to any claim, recharacterization, subordination, recoupment, defense or counterclaim.

5.

To induce the Lender to enter into this Amendment, the Borrower and Parent jointly and severally represent and warrant to Lender, on and as of the date of this Amendment (the "Amendment Date"), as follows:

(a)

The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.  Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Arizona.  Each Existing Foreign Subsidiary is a corporation duly organized, validly existing and in good standing in its respective jurisdiction of organization.

(b)

The execution, delivery and performance by each Transaction Party of the Amendment Document to which it is a party is within the respective corporate or other organizational powers of such Transaction Party, have been duly authorized by all necessary corporate or other organizational action of such Transaction Party and do not violate, contravene or create a breach, violation or default under (A) such Transaction Party's charter, by-laws or other Organizational Documents, or (B) any Requirement of Law or any Contractual Obligation binding on or affecting such Transaction Party, or result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, Lien, security interest or other charge, encumbrance or preferential arrangement of any nature (other than as

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contemplated by the Loan Documents) upon or with respect to any of the properties now owned or hereafter acquired by such Transaction Party.

(c)

No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by any Transaction Party of the Amendment Document to which it is a party.

(d)

There is no pending or threatened action or proceeding affecting any Transaction Party or any of their respective Subsidiaries before any court, Governmental Authority or arbitrator, which could materially and adversely affect the financial condition or operations of such Transaction Party, the Borrower or Parent or which purports to affect the legality, validity or enforceability of any Amendment Document.

(e)

Each Amendment Document constitutes the legal, valid and binding obligation of each Transaction Party that is a party thereto, enforceable against such Transaction Party in accordance with its terms.

(f)

The representations and warranties made by (i) the Borrower and Parent in the Guarantee and Collateral Agreement (as amended hereby) and in the other Loan Documents are true and correct on and as of the Amendment Date and (ii) each Existing Foreign Subsidiary in the Assumption Agreement and the Guarantee and Collateral Agreement (as amended hereby) are true and correct on and as of the Amendment Date.

(g)

Each of the Borrower and Parent have taken all actions and executed and delivered (or caused to be taken or executed and delivered) all agreements, instruments and documents, in each case required to be taken, or executed and delivered, on or prior to the Amendment Date under Section 6.10 of the Credit Agreement and Section 8.14 of the Guarantee and Collateral Agreement.

(h)

After giving effect to this Amendment, no Event of Default (as defined in Section 8 of the Credit Agreement) shall have occurred and be continuing.

(i)

After giving effect to the amendments set forth in Section 1 of this Amendment, each Schedule to the Guarantee and Collateral Agreement (as amended by this Amendment) sets forth as of the Amendment Date a true, accurate and complete list of all information required to be included on such Schedule pursuant to the Guarantee and Collateral Agreement.  For purposes of this clause (i), the phrases "as of the Closing Date", "on the date hereof" and "as of the date hereof" or words to similar effect as used in the Guarantee and Collateral Agreement with respect to any Schedule thereto or the contents thereof shall be deemed to mean "as of the Amendment Date."

6.

Each of the Borrower and the Parent specifically acknowledge and agree that the amendments to the Guarantee and Collateral Agreement made by this Amendment and the execution and delivery of this Amendment and the Assumption Agreements and such

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other documents, instruments and agreements that Lender deems necessary or appropriate in connection with this Amendment and the transactions contemplated hereby shall in no way release either the Borrower or the Parent from any Obligations or other obligations, liabilities or indebtedness under the Guarantee and Collateral Agreement or any other Loan Document, affect the Guarantee and Collateral Agreement or any other Loan Document in any way (except as expressly set forth in this Amendment), or otherwise limit, reduce, alter, impair or extinguish any of the Obligations, except as modified by this Amendment.  Each of the Borrower and Parent further acknowledge and agree that the Guarantee and Collateral Agreement, as modified by this Amendment and as amended and supplemented by the Assumption Agreements, shall continue in full force and effect in accordance with its terms until all of the Obligations have been indefeasibly paid and performed in full.

7.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF EXCEPT SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

8.

This Amendment may be executed in several counterparts each of which when so executed will be deemed to be an original and all of which will together constitute one and the same agreement.  Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

9.

From and after the Effective Date, all references in the Guarantee and Collateral Agreement to "the Guarantee and Collateral Agreement", "this Agreement" or words of similar import and all references to the Guarantee and Collateral Agreement (whether in the Credit Agreement, any other Loan Document or any other agreement, instrument or document prepared in connection with the transactions contemplated thereby) shall in each case be deemed to be references to the Guarantee and Collateral Agreement as amended by this Amendment.

10.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the (a) Credit Agreement or (b) the Guarantee and Collateral Agreement (as amended by this Amendment) (as applicable).

11.

This Amendment shall become effective on the Amendment Effective Date (as defined in the Third Amendment to Credit Agreement).

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Signature Page - First Amendment to Guarantee and Collateral Agreement

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IN WITNESS WHEREOF, Parent, Borrower and Lender have caused this Amendment to be duly executed by their respective authorized officers as of the date written above.

CRL SYSTEMS, INC.

By: /s/ C. Jayson Brentlinger
Name: C. Jayson Brentlinger
Title: President and Chief Executive Officer

HARMAN PRO NORTH AMERICA, INC.

By:  /s/ Frank Meredith
Name: Frank Meredith
Title: Chief Financial Officer

CIRCUIT RESEARCH LABS, INC.

By:  /s/ C. Jayson Brentlinger
Name: C. Jayson Brentlinger
Title: President and Chief Executive Officer

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EXHIBIT A

ASSUMPTION AGREEMENT, dated as of April 29, 2005, made by [ORBAN EUROPE GmbH, a German corporation] [CRL International, Inc., a Guam corporation]1

 (the "Additional Grantor"), in favor of HARMAN PRO NORTH AMERICA, INC. (successor-in-interest to Harman Acquisition Corp. (f/k/a Orban, Inc.)), a Delaware corporation (together with its successors and assigns, the "Lender") and a party to the Credit Agreement referred to below.  All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

PRELIMINARY STATEMENTS

A.

CRL Systems, Inc., a Nevada corporation (the "Borrower"), and the Lender have entered into a Credit Agreement, dated as of May 31, 2000 (as amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement").

B.

In connection with the Credit Agreement, the Borrower and certain of its Affiliates (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of May 31, 2000 (as amended, supplemented, restated or otherwise modified from time to time, the "Guarantee and Collateral Agreement") in favor of the Lender.

C.

Section 6.10 of the Credit Agreement (in the case of Subsidiaries of the Borrower) or Section 8.14(b) of the Guarantee and Collateral Agreement (in the case of Subsidiaries of the Parent other than the Borrower and its Subsidiaries), as the case may be, requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement.

The Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Additional Grantor hereby agrees in favor of the Lender as follows:

1.

Guarantee and Collateral Agreement.  By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor in all respects thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder.  The Additional Grantor hereby further agrees, as of the date first above written, that each reference in the Guarantee and Collateral Agreement to a "Grantor" or a "Guarantor" shall also mean and be a reference to such Additional Grantor.  The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Guarantee and Collateral Agreement.  The Additional Grantor

 NOTE:  each of these entities will be required to execute and deliver an Assumption Agreement.

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hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

2.

Guaranty.  Without limiting the generality of Section 1 of this Assumption Agreement, the Additional Grantor hereby unconditionally and irrevocably guarantees to the Lender and its respective successors, endorsees, transferees, and assigns, the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all of the Obligations (including, without limitation, any extensions, modifications, substitutions, increases, restructurings, amendments, restatements, or renewals of any or all of the Obligations).

3.

Grant of Security.  Without limiting the generality of Section 1 of this Assumption Agreement, as security for the prompt and complete payment and performance when due of all of the Obligations, the Additional Grantor hereby assigns and transfers to the Lender, and hereby grants to the Lender, a security interest in, all of its right, title and interest in and to all of the Collateral, whether now owned or hereafter acquired by the Additional Grantor, wherever located and whether now or hereafter existing or arising, including, without limitation, the property and assets of the undersigned set forth on the attached supplemental schedules to the Schedules to the Guarantee and Collateral Agreement.

4.

Counterparts.  This Assumption Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.  Delivery of an executed signature page of this Assumption Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

5.

GOVERNING LAW.  THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF EXCEPT SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

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2

1SCHEDULE F

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ORBAN EUROPE GmbH]
[CRL INTERNATIONAL, INC.]

By: /s/ C. Jayson Brentlinger

Name: C. Jayson Brentlinger
Title: President and Chief Executive Officer

Accepted and agreed to by:

HARMAN PRO NORTH AMERICA, INC.

By:  ___________________

Name: Frank Meredith
Title: Chief Financial Officer

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1SCHEDULE F

Annex 1-A to

Assumption Agreement

Supplement to Schedule 1

Supplement to Schedule 2

Supplement to Schedule 3

Supplement to Schedule 4

Supplement to Schedule 5

Supplement to Schedule 6

Supplement to Schedule 7

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A-1

SCHEDULE A

Schedule 1

NOTICE ADDRESSES OF GUARANTORS

if to Circuit Research Labs, Inc.:

Circuit Research Labs, Inc.
1302 West Drivers Way
Tempe, AZ  85254
(480) 403-8300
(480) 785-1031 (fax)

if to CRL Systems, Inc.:

CRL Systems, Inc.
c/o Circuit Research Labs, Inc.
1302 West Drivers Way
Tempe, AZ  85254
(480) 403-8300
(480) 785-1031 (fax)
Attention:  C. Jayson Brentlinger

if to Orban Europe GmbH:

Orban Europe GmbH
Monroposstrasse 55
D-71634
Ludwigsburg, Germany

if to CRL International, Inc.:

CRL International, Inc.
1302 West Drivers Way
Tempe, Arizona  85254

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B-1

SCHEDULE B

Schedule 2

DESCRIPTION OF INVESTMENT PROPERTY

Pledged Stock:*

Issuer	Class of Stock	Stock Certificate No.	No. of Shares
CRL Systems, Inc.	Common	1	2,500
Orban Europe GmbH	[ ]	[ ]	[ ]
CRL International, Inc.	Common	1	650

Pledged Notes:

Issuer	Payee	Principal Amount
NONE	N/A	N/A

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SCHEDULE C

Schedule 3

FILINGS AND OTHER ACTIONS
REQUIRED TO PERFECT SECURITY INTERESTS

Uniform Commercial Code Filings

CRL Systems, Inc.

Secretary of State, Arizona

Secretary of State, California

Secretary of State, Nevada

County Clerk, Clark County, Nevada

Circuit Research Labs, Inc.

Secretary of State, California

Secretary of State, Arizona

County Clerk, Maricopa County, Arizona

Orban Europe GmbH
Washington D.C. Recorder of Deeds
[insert other offices]

CRL International, Inc.
Washington D.C. Recorder of Deeds
[insert other offices]

Patent, Trademark and Copyright  Filings

PATENTS:  CRL Systems, Inc.

United States

PATENTS:  Circuit Research Labs, Inc.

United States

TRADEMARKS:  CRL Systems, Inc.

United States

Canada

Chile

European Community

Australia

Brazil

France

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SCHEDULE C

Germany

Hong Kong

Japan

India

Singapore

Taiwan

Thailand

United Kingdom

TRADEMARKS:  Circuit Research Labs, Inc.
United States

COPYRIGHTS: CRL Systems, Inc.
United States

COPYRIGHTS: Circuit Research Labs, Inc.
United States

Actions with respect to Pledged Stock and Pledged Notes

1.

Delivery of original Certificates representing Pledged Stock of CRL Systems, Inc. and stock powers signed in blank to the Lender.

2.

Delivery of original Certificates representing Pledged Stock of Orban Europe GmbH and CRL International, Inc. and stock powers signed in blank to the Lender.

3.

Pledged Notes:  N/A

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SCHEDULE C

Other Actions1

1.

Delivery by CRL Systems, Inc., of executed originals of each of the (i) Patent Security Agreement, (ii) Copyright Security Agreement and (iii) Trademark Security Agreement, each between CRL Systems, Inc. and Lender and dated as of even date herewith.

2.

Delivery by Circuit Research Labs, Inc., of executed originals of each of the (i) Patent Security Agreement, (ii) Copyright Security Agreement and (iii) Trademark Security Agreement, each between Circuit Research Labs, Inc. and Lender and dated as of even date herewith.

 NOTE:  CRLI - please confirm whether any other actions need to be listed in respect of assets and property owned by Orban Europe GmbH and/or CRL International, Inc.

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D-1

SCHEDULE D

Schedule 4

LOCATION OF JURISDICTION OF ORGANIZATION
AND
CHIEF EXECUTIVE OFFICE

Grantor	Location
Circuit Research Labs, Inc.	1302 West Drivers Way Tempe, Arizona, 85254
CRL Systems, Inc.	1302 West Drivers Way Tempe, Arizona, 85254
Orban Europe GmbH	Monroposstrasse 55 D-71634 Ludwigsburg, Germany
CRL International, Inc.	1302 West Drivers Way Tempe, Arizona 85254

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E-1

SCHEDULE E

Schedule 5

LOCATION OF INVENTORY AND EQUIPMENT

Grantor	Location
Circuit Research Labs, Inc.	1302 West Drivers Way Tempe, Arizona, 85254
CRL Systems, Inc.	1302 West Drivers Way Tempe, Arizona, 85254 1525 Alvarado Street San Leandro, California 94577 8500 Balboa Blvd. Northridge, California 91329
Orban Europe GmbH	Monroposstrasse 55 D-71634 Ludwigsburg, Germany
CRL International, Inc.	1302 West Drivers Way Tempe, Arizona 85254

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SCHEDULE F

Schedule 6

COPYRIGHTS AND COPYRIGHT LICENSES

CRL SYSTEMS, INC.

Title	Registration Number	Effective Date
Optimod - FM 8200 Digital 1996 Brochure	TX 4199358	May 8, 1996
Optimod - FM 8200 Digital 1992 Brochure	TX 4199359	May 8, 1996

CIRCUIT RESEARCH LABS, INC.

Title	Registration Number	Effective Date
AM4 Stereo Matrix System SMP 900 Instructions	TX 145685	June 14, 1983
SSM Dynafex Noise Reduction System	MW 1361	July 28, 1986

PATENTS AND PATENT LICENSES

CRL SYSTEMS, INC.

Patent No./ Serial No.	Country	Title	Issued/Filed
4,241,266	United States	Peak-Limiting Apparatus for Audio Signal	December 23, 1980
4,412,100	United States	Multiband Signal Processor	October 25, 1983
4,460,871	United States	Multiband Cross-Coupled Compressor with Overshoot Protection Circuit	July 17, 1984
4,495,643	United States	Audio Peak Limiter Using Hilbert	January 22, 1985
4,525,857	United States	Crossover Network	June 25, 1985

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SCHEDULE F

4,674,122	United States	Encoding for the FMX Compounding System	June 16, 1987
4,837,824	United States	Stereophonic Image Widening Circuit	June 6, 1989
4,888,789	United States	Adjustable Equalizer for Compensation for High Frequency Rollout - Typical AM Receivers	December 19, 1989
5,050,217	United States	Dynamic Noise Reduction and Spectal Restoration System	September 17, 1991
5,168,526	United States	Distortion Cancellation Circuit Fee Audio Peak Limiting	December 1, 1992
5,282,252	United States	Audio Equalizer Providing Reciprocal Equalization Plus Indefinite Depth Notch	January 25, 1994
5,444,788	United States	Audio Compressor Combining Feedback and Feedforwarding Sidechain Processing	August 22, 1995
5,574,791	United States	Combined DeEsser and High Frequency Enhancer Using Single Pair of Level Detectors	November 12, 1996
5,737, 434	United States	Multi-Band Audio Compressor with Look Ahead Clipper	April 7, 1998
D398,289	United States	Control Board	September 15, 1998
D401,774	United States	Stand	September 1, 1998

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SCHEDULE F

D414,770	United States	Processor	October 5, 1999
6,205,225	United States	Lower Sideband Modulation Distortion Cancellation	March 20, 2001
6,618,486	United States	Controller for FM 412 Multiplex Power Regulation	September 9, 2003

CIRCUIT RESEARCH LABS, INC.

Patent No./ Serial No.	Country	Title	Issued/Filed
4,398,158	United States	Dynamic Range Expander	August 9, 1983; Assigned to Circuit Research Labs, Inc. September 27, 1985
4,350,845	United States	Reverberation Apparatus	September 21, 1982; Assigned to Circuit Research Labs, Inc. September 27, 1985
6,542,611	United States	Multi-State Echo Suppressor	April 1, 2003; Assigned to Circuit Research Labs, Inc. August 12, 2002
4,383,229	United States	Resonant Filter Clipper Circuit	May 10, 1983; Assigned to Circuit Research Labs, Inc. July 20, 1981
4,393,346	United States	Voltage Controlled Resistor	July 12, 1983; Assigned to Circuit Research Labs, Inc. July 6, 1981

Non-Exclusive License Agreement dated August 6, 2003 among Coding Technologies, AB, a corporation duly organized and existing under the laws of Sweden ("CTS") and CRL Systems, Inc., a Nevada corporation, as amended pursuant to that certain Amendment to Non-Exclusive License Agreement dated December 15, 2003 between CTS and CRL Systems, Inc.

DLI-5879336v7

SCHEDULE F

TRADEMARKS AND TRADEMARK LICENSES

CRL SYSTEMS, INC.

Country	Mark	Registration/ Serial No.	Registered/Filed
United States	ORBAN	1,791,387	December 31, 1969
Canada	ORBAN	441364	March 31, 1995
Chile	ORBAN	541674	June 4, 1999
European Community	ORBAN	166447	October 8, 1998
United States	OPTIMOD	1,253,703	April 5, 1975
Australia	OPTIMOD	8506607	March 4, 1989
Brazil	OPTIMOD	814882846
Canada	OPTIMOD	TMA 368016	April 20, 1990
Chile	OPTIMOD	541675	June 4, 1999
European Community	OPTIMOD	166504	October 8, 1998
France	OPTIMOD	1520234	March 21, 1989
Germany	OPTIMOD	1190774
Hong Kong	OPTIMOD	3037/97	May 1, 1997
India	OPTIMOD	696613	January 1996
Japan	OPTIMOD	2429825	June 30, 1992
Singapore	OPTIMOD	1084/96	January 30, 1996
Taiwan	OPTIMOD	85008503	January 1996
Thailand	OPTIMOD	333792/Khor 66414	January 1997
United Kingdom	OPTIMOD	1377339	March 14, 1989
United States	AUDICY	2,168,571	June 23, 1998
Australia	AUDICY	740988	February 19, 1998
European Community	AUDICY	594804
Japan	AUDICY	Unknown
United States	TIME FIT	2,000,400	September 10, 1996

DLI-5879336v7

SCHEDULE F

United States	DSE	1,994,960	August 20, 1996

CIRCUIT RESEARCH LABS, INC.

Country/Filing	Mark	Registration/ Serial No.	Registered/Filed
United States	MILLENNIUM	2,625,574	September 24, 2002
United States	DYNAFEX	1,670,137	July 1, 1982
United States	CRL Systems	1,342,151	August 5, 1977
United States	CRL	1,300,233	August 5, 1977

DLI-5879336v7